EX-99.77O RULE 10F-3
<SEQUENCE>3
<FILENAME>vciiq77_10f3_2_28_15.txt
VALIC II ANNUAL REPORT 02/28/15






Name of Registrant:		VALIC II Funds
Name of Portfolio:		Small Cap Value Fund
Name of Sub Advisor		J.P. Morgan Investment Management, Inc.
Name of Issuer  		VWR Corporation
Title of Security		VWR Corporation (VWR) IPO


Date of First Offering			10/2/2014

Amount of Total Offering		 $536,172,000

Unit Price		$21.00

Underwriting Spread or Commission		$1.16

Number of Shares Purchased 		 12,400

Dollar Amount of Purchases		$260,400.00

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.05%
by Portfolio

Percentage of Portfolio assets                  0.091%
applied to purchases

Percentage of offering purchased		0.93%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		BofA Merrill Lynch

Underwriting Syndicate Members		BofA Merrill Lynch
					Goldman Sachs & Co.
					J.P. Morgan
					Barclays
					Deutsche Bank Securities
					Citigroup
					Jefferies
					william Blair
					Cowen and Company
					Mizuho Securities
					SMBC Nikko
					Drexel Hamilton
					Loop Capital Markets




Name of Registrant:		VALIC II Funds
Name of Portfolio:		Small Cap Growth Fund
Name of Sub Advisor		J.P. Morgan Investment Management, Inc.
Name of Issuer  		FMSA Holdings Inc.
Title of Security		FMSA Holdings Inc. (FMSA) IPO



Date of First Offering			10/3/2014

Amount of Total Offering		 $400,000,000

Unit Price		$16.00

Underwriting Spread or Commission		$0.84

Number of Shares Purchased 		14,100

Dollar Amount of Purchases		$225,600

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.06%
by Portfolio

Percentage of Portfolio assets                  0.078%
applied to purchases

Percentage of offering purchased		1.32%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Morgan Stanley

Underwriting Syndicate Members		Morgan Stanley & Co. LLC
					Goldman Sachs & Co.
					Wells Fargo Securities
					Barclays
					Jefferies
					J.P. Morgan
					KeyBanc Capital Markets
					RBC Capital Markets
					Baird
					Cowen and Company
					PNC capital Markets LLC
					Raymond James
					Scotiabank
					Howard Weli
					Simmons & Company International
					Tudor, Pickering, Holt & co.





Name of Registrant:		VALIC II Funds
Name of Portfolio:		Small Cap Value Fund
Name of Sub Advisor		J.P. Morgan Investment Management, Inc.
Name of Issuer  		Boot Barn Holdings, Inc.
Title of Security		Boot Barn Holdings, Inc. (BOOT) IPO


Date of First Offering			10/30/2014

Amount of Total Offering		 $80,000,000

Unit Price		$16.00

Underwriting Spread or Commission		$1.12

Number of Shares Purchased 		 1,300

Dollar Amount of Purchases		$20,800

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.03%
by Portfolio

Percentage of Portfolio assets                  0.007%
applied to purchases

Percentage of offering purchased		0.75%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Jefferies

Underwriting Syndicate Members		Piper Jaffray
					J.P. Morgan
					Jefferies
					Wells Fargo Securities
					Baird






Name of Registrant:		VALIC II Funds
Name of Portfolio:		Small Cap Growth Fund
Name of Sub Advisor		J.P. Morgan Investment Management, Inc.
Name of Issuer  		HubSpot, Inc.
Title of Security		HubSpot, Inc. (HUBS) IPO


Date of First Offering			10/8/2014

Amount of Total Offering		$125,000,000

Unit Price		$25.00

Underwriting Spread or Commission		$1.75

Number of Shares Purchased 		 8,300

Dollar Amount of Purchases		$207,500

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.17%
by Portfolio

Percentage of Portfolio assets                  0.160%
applied to purchases

Percentage of offering purchased		5.61%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Morgan Stanley

Underwriting Syndicate Members		J.P. Morgan
					Morgan Stanley
					UBS Investment Bank
					Pacific Crest Securities
					Canaccord Genuity
					Raymond James




Name of Registrant:		VALIC II Funds
Name of Portfolio:		Small Cap Growth Fund
Name of Sub Advisor		J.P. Morgan Investment Management, Inc.
Name of Issuer  		Coherus BioSciences, Inc.
Title of Security		Coherus BioSciences, Inc. (CHRS) IPO


Date of First Offering			11/6/2014

Amount of Total Offering		 $6,296,300

Unit Price		$13.50

Underwriting Spread or Commission		$0.95

Number of Shares Purchased 		 20,700

Dollar Amount of Purchases		$279,450

Years of Continuous Operation		3+

Percentage of Offering Purchased		4.44%
by Portfolio

Percentage of Portfolio assets                  0.250%
applied to purchases

Percentage of offering purchased		6.46%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Credit Suisse

Underwriting Syndicate Members		J.P. Morgan
					Credit Suisse
					Cowen and Company







Name of Registrant:		VALIC II Funds
Name of Portfolio:		Small Cap Growth Fund
Name of Sub Advisor		J.P. Morgan Investment Management, Inc.
Name of Issuer  		Nevro Corp.
Title of Security		Nevro Corp. (NVRO) IPO


Date of First Offering			11/6/2014

Amount of Total Offering		 $7,000,000

Unit Price		$18.00

Underwriting Spread or Commission		$1.26

Number of Shares Purchased 		 10,100

Dollar Amount of Purchases		$181,800

Years of Continuous Operation		3+

Percentage of Offering Purchased		2.60%
by Portfolio

Percentage of Portfolio assets                  0.150%
applied to purchases

Percentage of offering purchased		4.21%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Morgan Stanley

Underwriting Syndicate Members
					J.P. Morgan S
					Morgan Stanley
					Leerink Partners
					JMP Securities







Name of Registrant:		VALIC II Funds
Name of Portfolio:		Small Cap Value Fund
Name of Sub Advisor		MetWest
Name of Issuer  		Essent Group Ltd
Title of Security		Essent Group Ltd (ESNT)


Date of First Offering			11/20/2014

Amount of Total Offering		 $307,050,000

Unit Price		$22.25


Underwriting Spread or Commission		$1.00

Number of Shares Purchased 		92,568

Dollar Amount of Purchases		$2,059,638

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.671%
by Portfolio

Percentage of Portfolio assets                  0.90%
applied to purchases

Percentage of offering purchased		5.489%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		JP Morgan

Underwriting Syndicate Members		BofA Merrill Lynch
					Goldman, Sachs & Co.
					J.P. Morgan
					Barclays
					Credit Suisse
					Macquarie Capital
					Dowling & Partners Securities LLC
					Keefe, Bruyette & Woods
					stifel Company
					Wells Fargo Securitis